UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 3, 2006


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


          0-28456                                     65-0635748
  (Commission file number)             (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                            West Palm Beach, FL 33401
          (Address of principal executive offices, including zip code)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         2006 Annual Bonus Plan

         On August 3, 2006, the Compensation Committee (the "Committee") of the Board of Directors of Metropolitan Health Networks, Inc. (the "Company") and the Board of Directors of the Company established the target bonus amounts and the performance criteria applicable to the Company's 2006 bonus plan for executive officers and certain key management employees (the "Bonus Plan").

            The Bonus Plan is designed to promote the interests of the Company and its stockholders by providing employees with financial rewards upon achievement of specified business objectives, as well as helping the Company attract and retain key employees.

         All of the Company's vice presidents, senior vice presidents and executive officers, including all of the "named executive officers," are eligible to participate in the Bonus Plan.

         Bonuses payable to executive officers under the Bonus Plan are based on a formula that takes into account the Company's attainment of certain performance goals (the "Performance Goals") and the achievement by vice presidents and senior vice presidents of certain individual objectives (the "MBOs").

         The Company has established Performance Goals with respect to the following measures of operating performances (the "Performance Factors"):

            o the ratio of total medical expenses to revenue for the Company's provider service network (the "PSN") business for 2006;

            o the PSN segment's income before taxes and after allocated overhead;

            o the year end membership level of the Company's health maintenance organization (the "HMO"); and

            o the aggregate of the HMO's membership for each month during the fiscal year.

         A designated percentage of each employee's bonus is attributable to their or other employees attainment of various MBOs and the Company's relative success meeting various established milestones with respect to each Performance Factor.

         In the event that the Company achieves the target threshold for each of the Performance Factors and the MBOs satisfied by the vice presidents and senior vice presidents, on average, exceed a target level, the executive officers will be entitled to receive a bonus equal to 42% of base salary. Actual bonuses payable may be as high as 80% of base salary or as low as zero depending on the Company's level of success with respect to the Performance Factors.

         Bonuses pursuant to the Bonus Plan are anticipated to be paid once the Company completes the audit of its financial statements for the fiscal year ending December 31, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

                  (d)      Exhibits


                  10.1 Summary of 2006 Annual Bonus Plan for Executive Officers and Certain Key Management Employees.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 9, 2006


                                        METROPOLITAN HEALTH NETWORKS, INC.



                                        By:/s/ Roberto Palenzuel
                                           ---------------------------
                                        Roberto Palenzuela
                                        Secretary and General Counsel